UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 7, 2022

ARCHAEA ENERGY INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39644	85-2867266
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4444 Westheimer Road, Suite G450 Houston, Texas	77027
(Address of principal executive offices)	(Zip Code)

(346) 708-8272
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	LFG	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Update Regarding Litigation Related to the Mergers

As previously announced, on October 16, 2022, Archaea Energy Inc., a Delaware corporation (the “Company”), and LFG Acquisition Holdings LLC, a subsidiary of the Company (“Opco”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with BP Products North America Inc., a Maryland corporation (“Parent”), Condor RTM Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and Condor RTM LLC, a Delaware limited liability company and a wholly owned subsidiary of Parent (“Opco Merger Sub”). Pursuant to the Merger Agreement, upon the terms and subject to the conditions thereof, Merger Sub will be merged with and into the Company with the Company continuing as the surviving corporation and a wholly owned subsidiary of Parent (the “Company Merger”), and Opco Merger Sub will be merged with and into Opco with Opco continuing as the surviving company and a wholly owned subsidiary of Parent (the “Opco Merger” and, together with the Company Merger, the “Mergers”).

Litigation Related to the Mergers

The Company is aware of three complaints having been filed with respect to the Mergers, two in the United States District Court for the Southern District of New York and one in the United States District Court for the District of Delaware. The three matters are captioned as follows: O’Dell v. Archaea Energy Inc. et al., No. 1:22-cv-09418 (S.D.N.Y.), commenced on November 3, 2022; Smith v. Archaea Energy Inc. et al., No. 1:22-cv-09844 (S.D.N.Y.), commenced on November 18, 2022; McDaniels v. Archaea Energy Inc. et al., No. 1:22-cv-01510 (D. Del.), commenced on November 18, 2022 (collectively, the “Stockholder Actions”). The Stockholder Actions were each filed as individual actions by purported Company stockholders against the Company and the members of the Company’s board of directors (the “Board of Directors”). In addition to the Stockholder Actions, the Company has received six demand letters from purported Company stockholders with respect to the Mergers, one of which enclosed a draft complaint, and a standalone draft complaint from another purported stockholder of the Company (collectively, the “Demand Letters”).

The Stockholder Actions all generally allege that the Company and the Board of Directors violated Sections 14(a) and 20(a) of the Securities Exchange Act of 1934, as amended, by purportedly omitting to include supposedly material information in the Company’s preliminary proxy statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 2, 2022 and the Company’s definitive proxy statement (the “Proxy Statement”) filed with the SEC on November 14, 2022. The Stockholder Actions seek injunctive relief enjoining the closing of the Mergers and damages and costs, among other remedies. The Demand Letters contain the same basic allegations.

The Company believes that the allegations in the Stockholder Actions and the Demand Letters are meritless.

Supplemental Proxy Statement Disclosure

The Company does not believe that supplemental disclosures are required or necessary under any applicable laws. However, solely in order to minimize expense and distraction and avoid the uncertainty of any litigation, the Company is electing to make the supplemental disclosures to the Proxy Statement set forth below in response to the Stockholder Actions and the Demand Letters. The Company denies the allegations in the Stockholder Actions and the Demand Letters, and denies that any violation of law has occurred. The Company believes that the Proxy Statement disclosed all material information required to be disclosed therein, and denies that any of the supplemental disclosures are material or are otherwise required to be disclosed. Nothing in the supplemental disclosures should be deemed an admission of the legal necessity or materiality of any supplemental disclosures under applicable laws.

SUPPLEMENT TO PROXY STATEMENT

This supplemental information should be read in conjunction with the Proxy Statement, which should be read in its entirety. Page references in the below disclosures are to the pages in the Proxy Statement, and defined terms used but not defined herein have the meanings set forth in the Proxy Statement. Without admitting in any way that the disclosures below are material or otherwise required by law, the Company makes the following amended and supplemental disclosures. For clarity, new text within amended and restated paragraphs from the Proxy Statement is highlighted with bold, underlined text.

The section of the Proxy Statement entitled “The Merger — Background of the Merger” is amended and supplemented as follows:

The disclosure on page 31 of the Proxy Statement is modified by amending and restating the first paragraph in its entirety as follows:

On June 24, 2022, given the increasing interest from the various parties noted above in a wide range of transactions with the Company, the Board met with members of Company management and representatives of Kirkland & Ellis LLP (“Kirkland”), legal advisor to the Company, in attendance to discuss the interest of such parties, including whether any engagement with such parties in respect of strategic transactions was appropriate at the time in light of the Board’s fiduciary duties. During this meeting, the Board discussed the outreach from Party A, Party B, Party C and Parent. Representatives of Kirkland also provided the Board with a review of the Board’s fiduciary duties under Delaware law, including in the context of the interest expressed by third parties in exploring strategic alternatives with the Company and the Board’s potential consideration of strategic alternatives. Following discussion, the Board determined that a special committee was not necessary given that all of the Company’s directors were aligned with the public stockholders to maximize the value of the Company’s shares. The Board further determined that, prior to receiving approval from the Board, Company management, including Messrs. Stork, Walton and McCarthy, would not engage in discussions with any bidders regarding post-closing employment or other matters that might dis-align the interests of such management members from the Company’s stockholders in a potential transaction. Next, the Board discussed and considered the potential benefits and risks of conducting a targeted assessment to help the Board determine how best to maximize value for stockholders, including considerations such as the relative scarcity of RNG assets at the Company’s scale, which could drive further interest in the Company as part of a marketed process given the overall market dynamics. The Board also discussed and considered the risks to the Company and its business inherent in a potential market check, including demands on management’s time and attention and the risk of leaks. Taking into consideration the foregoing, the Board determined that an initial step of engaging with a financial advisor to assist the Board in considering the benefits and risks of a targeted market check was warranted, including to provide additional perspective for the Board and the Company’s management in ongoing interactions with the various parties expressing interest in engaging with the Company. At the end of the meeting, the Board authorized Company management and Mr. Rice to engage with potential financial advisors to meet with the Board.

The disclosure on page 37 of the Proxy Statement is modified by amending and restating the seventh paragraph in its entirety as follows:

On October 8, 2022, as instructed by the Board, representatives of BofA Securities contacted representatives of Party J to determine its ability to complete its diligence and announce a transaction on an accelerated basis. The parties discussed considerations relating to Party J’s expected due diligence timeline, and representatives of Party J informed representatives of BofA Securities that Party J would require at least four weeks to announce a transaction. On October 11, 2022, representatives of BofA Securities sent a draft non-disclosure agreement to Party J, which was never executed by Party J.

The section of the Proxy Statement entitled “The Merger — Opinion of the Company’s Financial Advisor” is amended and supplemented as follows:

The disclosure on pages 45 and 46 of the Proxy Statement below the subheading “Discounted Cash Flow Analysis” is modified by amending and restating the first paragraph in its entirety as follows:

BofA Securities performed a discounted cash flow analysis of the Company to calculate the estimated present value of the standalone Unlevered Free Cash Flows (as defined in the section of this proxy statement titled “— Certain Financial Projections”) that the Company was forecasted to generate during the Company’s calendar years 2023 through 2032 based on the September Forecasts (as defined in the section of this proxy statement titled “— Certain Financial Projections”). BofA Securities calculated terminal values for the Company by applying a perpetuity growth rate of 4.0% to 5.0%, based on BofA Securities’ professional judgement and experience, to the Company’s projected standalone Unlevered Free Cash Flows in the terminal year of $632 million, which was obtained by extrapolating the Company’s 2032 projected standalone Unlevered Free Cash Flows of $833 million at an assumed growth rate of 4.5%, as provided by the management of the Company. BofA Securities subtracted, from the range of terminal values, net debt of $624 million as of October 7, 2022, as provided by the management of the Company. The cash flows and terminal values were then discounted to present value as of December 31, 2022 using discount rates ranging from 10.75% to 13.25%, which were based on an estimate of the Company’s weighted average cost of capital, which was calculated by multiplying the estimated cost of each capital source (debt and equity) by its relevant weight, and then adding the products together. The estimated cost of equity was obtained using the capital asset pricing model (which takes into account the risk-free rate, the levered beta and the applicable equity market risk premium) and the estimated cost of debt was based on the Company’s estimated borrowing cost. For reference, applying a perpetuity growth rate of 4.0% to 5.0% resulted in implied EBITDA multiples in the range of 7.9x to 9.2x based on a discount rate of 12%. The number of fully-diluted shares outstanding was 125.9 million as of October 13, 2022, based on information provided by the management of the Company. This analysis indicated the following approximate implied per share equity value reference ranges for the Company as compared to the Merger Consideration:

Implied Per Share Equity Value Reference Range for the Company	Merger Consideration
$20.66 - $39.43	$26.00

The disclosure on page 46 of the Proxy Statement below the subheading “Other Factors” is modified by amending and restating the second bullet point in its entirety as follows:

•	price targets for the Class A common stock in the following publicly available research analyst reports as of June 17, 2022, which indicated stock price targets for the Company of a range of approximately $25.00 to $35.00 per share;

Broker	Price Target
Tudor Pickering Holt	$27.00
Wells Fargo Securities	$25.00
Stifel Nicolaus	$34.00
Jefferies	$27.00
U.S. Capital Advisors	$35.00
Barclays	$26.00

Important Information and Where to Find It

This Current Report on Form 8-K is being made in respect of the pending Mergers involving the Company, Opco and Parent. On November 14, 2022, the Company filed with the SEC a proxy statement on Schedule 14A relating to its special meeting of stockholders, which has been mailed to the Company’s stockholders, and may file or furnish other documents with the SEC regarding the pending Mergers. INVESTORS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT REGARDING THE PENDING MERGERS BECAUSE IT CONTAINS IMPORTANT INFORMATION ABOUT THE PENDING MERGERS.

The Company’s stockholders may obtain free copies of the documents the Company files with the SEC from the SEC’s website at www.sec.gov or through the Investors portion of the Company’s website at www.archaeaenergy.com.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the pending Mergers. Information regarding the Company’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in the Company’s Post-Effective Amendment No. 1 to Form S-1 filed with the SEC on August 24, 2022. Other information regarding the participants in the proxy solicitation and a description of their interests is contained in the proxy statement for the Company’s special meeting of stockholders in respect of the proposed Mergers, which was filed with the SEC on November 14, 2022 and can be obtained free of charge from the sources indicated above.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, which include all statements that do not relate solely to historical or current facts. Forward-looking statements may relate to expectations for future financial performance, business strategies or expectations for the Company’s business. Forward-looking statements are typically identified by words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions, but the absence of these words does not mean that a statement is not forward-looking.

These forward-looking statements are based on the current expectations of the Company’s management and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of any such statement. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the following: (i) the risk that the proposed Mergers may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of the Company Common Stock; (ii) the failure to satisfy any of the conditions to the consummation of the proposed Mergers, including the receipt of certain regulatory approvals; (iii) the failure to obtain the Requisite Stockholder Approval; (iv) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement, including in circumstances requiring the Company to pay a termination fee; (v) the effect of the announcement or pendency of the proposed transaction on the Company’s business relationships, operating results and business generally; (vi) risks that the proposed transaction disrupts the Company’s current plans and operations; (vii) the Company’s ability to retain and hire key personnel and maintain relationships with key business partners and customers and others with whom it does business, in light of the proposed transaction; (viii) risks related to diverting management’s attention from the Company’s ongoing business operations; (ix) unexpected costs, charges or expenses resulting from the proposed Mergers; (x) potential litigation relating to the Mergers that could be instituted against the parties to the Merger Agreement or their respective directors, managers or officers, including the effects of any outcomes related thereto; (xi) continued availability of capital and financing and rating agency actions; (xii) certain restrictions during the pendency of the Mergers that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xiii) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism, war or hostilities or the COVID-19 or other pandemic, as well as management’s response to any of the aforementioned factors; (xiv) the impact of adverse general and industry-specific economic and market conditions; and (xv) other risks described in the Company’s filings with the SEC, including the risks and uncertainties described in the sections entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 or in the Company’s subsequent Quarterly Reports on Form 10-Q. Should one or more of these risks or uncertainties materialize, or should any of the assumptions made by the Company’s management prove incorrect, actual results may vary in material respects from those projected in the forward-looking statements contained herein. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on the completion of the Mergers and/or the Company’s consolidated financial condition, results of operations or liquidity. You should not place undue reliance on these forward-looking statements.

Forward-looking statements speak only as of the date they are made. Except to the extent required by applicable law or regulation, the Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 7, 2022

ARCHAEA ENERGY INC.

By:	/s/ Edward P. Taibi
Name:	Edward P. Taibi
Title:	General Counsel and Executive Vice President of Strategic Initiatives and Government Affairs